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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005



                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-11657                   36-4062333
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)           Identification  No.)

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              P.O. Box 2353
             Orlando, Florida                          32802
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(Address of Principal Executive Offices)             (Zip Code)

                                 (407) 826-5050
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            This Form 8-K/A amends the Current Report on Form 8-K of Tupperware Corporation ("Tupperware"), filed on August 10, 2005. On August 10, 2005, Tupperware and Sara Lee Corporation ("Sara Lee") executed a Securities and Asset Purchase Agreement (the "Agreement"). Subject to the terms and conditions of the Agreement, the Agreement provides for Tupperware to acquire the direct selling business of Sara Lee for $557 million in cash, subject to certain adjustments. The Agreement has been approved by the Board of Directors of Tupperware, and is subject to customary closing conditions, including, but not limited to, the receipt of requisite regulatory approvals. The transaction is expected to close in the fourth quarter of 2005.

         The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 10.01 to this report and is incorporated herein by reference. The Agreement included as Exhibit 10.01 contains representations and warranties that Tupperware and Sara Lee made to each other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Tupperware and Sara Lee in connection with negotiating the terms of the Agreement, and may have been included in the Agreement for the purpose of allocating risk between Tupperware and Sara Lee rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the transaction that may be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other filings that each of Tupperware and Sara Lee make with the Securities and Exchange Commission.

         A copy of the press release issued by Tupperware announcing the Agreement is included as Exhibit 99.1 to Form 8-K of Tupperware filed on August 10, 2005 and is incorporated herein by reference in its entirety.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

EXHIBIT NO.         DESCRIPTION
10.01               Securities and Asset Purchase Agreement between Tupperware
                    Corporation and Sara Lee Corporation, dated as of August 10,
                    2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TUPPERWARE CORPORATION
                                                 (Registrant)

                                                 /s/ Thomas M. Roehlk
                                                 -------------------------------
                                                 By:   Thomas M. Roehlk
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary

Date:  August 15, 2005